Exhibit 21

SUBSIDIARIES OF MANPOWERGROUP INC.
As of December 31, 2016

Corporation Name	Incorporated in State / Country of
Benefits S.A.	Argentina
Cotecsud Compania Technica Sudamericana S.A.S.E.	Argentina
Right Management Argentina S.A.	Argentina
Salespower S.A.	Argentina
Greythorn Pty Ltd.	Australia
Manpower Services (Australia) Pty. Ltd.	Australia
Marks Sattin (Australia) Pty Limited	Australia
Marks Sattin Holdings (AsiaPac) Pty Limited	Australia
Right Management Consultants (OC) Pty Ltd.	Australia
Right Management Consultants Holdings Pty Ltd	Australia
Right Management Consultants International Pty Ltd	Australia
Right Management Consultants Pty Ltd	Australia
Safesearch Pty Limited	Australia
Experis Services GmbH	Austria
ManpowerGroup GmbH	Austria
ManpowerGroup Holding GmbH	Austria
Montaplan Austria GmbH	Austria
Right Management Austria GmbH	Austria
Stegmann Personaldienstleistung GmbH	Austria
ManpowerGroup (Barbados) SRL	Barbados
Manpower Bel LLC	Belarus
RO of Manpower CIS LLC in Belarus Republic	Belarus
Experis Belgium SA	Belgium
Manpower Personal Services NV	Belgium
ManpowerGroup Solutions Belgium SA	Belgium
Right Management Belgium NV	Belgium
S.A. Manpower (Belgium) N.V.	Belgium
Stegmann Belgium SA	Belgium
Anyhelp Brasil Assessoria E Servicos em Sistemas de Informacao Ltda.	Brazil
Manpower Brasil Ltda.	Brazil
Manpower Professional Ltda.	Brazil
Manpower Staffing Ltda.	Brazil
Right do Brasil Ltda.	Brazil
ManpowerGroup Greater China (BVI) Limited	British Virgin Islands
Bulgaria Team EOOD	Bulgaria
Manpowergroup EOOD	Bulgaria
Manpower, Inc. / California Peninsula	CA
Manpower Services Canada Limited	Canada
Right Management Canada	Canada
Techno5, Inc.	Canada
Veritaaq	Canada
ManpowerGroup Greater China (Cayman) Limited	Cayman Islands
Experis Management Consulting (Beijing) Ltd.	China
Experis Management Consulting (Shanghai) Co. Ltd.	China
Manpower & Reach Human Resource Services (Guangzhou) Co., Ltd.	China
Manpower & Standard Labor Service (Beijing) Co. Ltd.	China
Manpower Business Consulting (Shanghai) Co. Ltd.	China
Manpower Caden (China) Co., Ltd.	China
Manpower Enterprise Management Consulting (Shanghai) Co. Ltd	China

ManpowerGroup (China) Human Resources Co., Ltd.	China
Right Management China	China
Right Management Consulting (Shanghai) Co., Ltd	China
Xi'an Foreign Enterprise Service Co., Ltd.	China
Manpower de Columbia Ltda.	Colombia
Manpower Professional Ltd.	Colombia
Manpower Costa Rica, S.A.	Costa Rica
Manpower Professional Costa Rica, S.A.	Costa Rica
Manpower DOO	Croatia
Manpower Savjetovanje DOO	Croatia
ManpowerGroup Business Solutions Ltd.	Cyprus
ManpowerGroup s.r.o.	Czech Republic
Right Czech Republic [branch]	Czech Republic
Stegmann Czech s.r.o.	Czech Republic
blueRADIAN Engineering LLC	DE
CareerHarmony Inc.	DE
COMSYS Information Technology Services, LLC	DE
Experis IT Services US LLC	DE
Econometrix LLC	DE
Experis Finance US LLC	DE
Manpower CIS Inc.	DE
Manpower Franchises, LLC	DE
Manpower Holdings, Inc.	DE
Manpower US Inc.	DE
PFI LLC	DE
Plum Rhino Consulting LLC	DE
Right License Holding, Inc.	DE
Stowe Group Healthcare, LLC	DE
TAPFIN LLC	DE
Experis A/S	Denmark
Manpower Europe Holdings, Aps	Denmark
Right Management Denmark A/S	Denmark
Right Management Nordic Holding A/S	Denmark
Manpower Republica Dominicana, S.A.	Dominican Republic
Manpower El Salvador, S.A. de C.V.	El Salvador
Manpower OÜ	Estonia
ManpowerGroup Contact Center OY	Finland
Manpower Inclusive Oy	Finland
ManpowerGroup OY	Finland
ManpowerGroup Solutions OY	Finland
Damilo Consulting Sas	France
Damilo Information Technology Sas	France
Damilo Sas	France
Elan I.T. Resource SAS	France
Experis Executive France	France
Experis Executive Lyon SAS	France
Experis Management de Transition SA	France
FuturSkill IT	France
Manpower France Holding SAS	France
Manpower France SAS	France
ManpowerGroup France SAS	France
ManpowerGroup Solutions Enterprise	France
Manpower Nouvelles Competences SAS	France
ManpowerGroup Solutions SAS	France

Merci L'ordi	France
Ovialis SAS	France
Proservia SAS	France
Right Management SAS	France
Supplay SAS	France
Syfadis SAS	France
Tapfin Sarl	France
7(S) Inkasso GmbH	Germany
7S Group GmbH	Germany
AIM GmbH & Co. KG	Germany
Arcqus GmbH	Germany
Arcqus Professionals GmbH	Germany
AviationPower GmbH	Germany
AviationStaffManagement GmbH	Germany
Bankpower GmbH Personaldienstleistungen	Germany
dactylo GmbH	Germany
Edwork GmbH & Co. KG	Germany
EDWORK Verwaltung GmbH	Germany
Experis GmbH	Germany
FAO Office GmbH	Germany
Fink Verwaltungs-und Beteiligungs GmbH	Germany
IMS Industrie & Montage Service Verwaltungs GmbH	Germany
Jefferson Wells GmbH	Germany
jenovation GmbH	Germany
K&K HR-Services GmbH	Germany
Manpower Beteiligungsgesellschaft GmbH	Germany
ManpowerGroup Deutschland GmbH	Germany
Manpower GmbH & Co. KG Personaldienstleistungen	Germany
ManpowerGroup Solutions GmbH	Germany
MFP Production GmbH & Co. KG	Germany
Montaplan GmbH	Germany
OnYourSite GmbH	Germany
P+P Personal + Projekt GmbH	Germany
PADES Personalservice GmbH	Germany
Proservia GmbH	Germany
Right Management GmbH	Germany
Servitus Haus-und Kuechendienste GmbH	Germany
Shoga GmbH	Germany
Siebenlist, Grey & Partner GmbH	Germany
Splu Experts GmbH	Germany
Stegdoc GmbH	Germany
Stegmann Aircraft Maintenance GmbH	Germany
Stegmann Personaldienstleistung GmbH	Germany
Stegmed GmbH	Germany
Wolleschensky Personalmanagement GmbH	Germany
ManpowerGroup S.A.	Greece
Project Solutions S.A.	Greece
Manpower Guatemala S.A.	Guatemala
Manpower Professional Guatemala S.A.	Guatemala
Manpower Honduras, S.A.	Honduras
Jefferson Wells HK Limited	Hong Kong
Legal Futures (HK) Limited	Hong Kong
ManpowerGroup Greater China (HK) Limited	Hong Kong
Manpower Services (Hong Kong) Limited	Hong Kong

ManpowerGroup Solutions Holdings Hong Kong Limited	Hong Kong
Right Management Consultants Ltd (Hong Kong)	Hong Kong
Right Management Hong Kong Holdings Limited	Hong Kong
Right Management Hong Kong Ltd.	Hong Kong
Standard Management Consulting Limited	Hong Kong
Manpower Business Solutions Kft	Hungary
Manpower Munkaero Szervezesi KFT	Hungary
RMC OF Illinois, Inc.	IL
COMSYS IT India, Inc.	India
Experis IT Private Limited	India
Experis Solutions Pvt. Ltd.	India
ManpowerGroup Services India Pvt. Ltd.	India
Right Management India Pvt. Limited	India
Experis Limited	Ireland
ManpowerGroup (Ireland) Limited	Ireland
Manpower Holdings (Ireland) Limited	Ireland
Right Transition Ltd	Ireland
Adam Ltd.	Israel
Adi Ltd.	Israel
Career Harmony, Ltd.	Israel
Experis BI Ltd.	Israel
Experis Cyber Ltd.	Israel
Experis I.T.S. Ltd.	Israel
Experis Software Ltd.	Israel
M.F.S. Manpower Facility Services Ltd.	Israel
M.G.S.M. Advanced Medical Services Ltd	Israel
Manpower Care Ltd.	Israel
ManpowerGroup Israel Holdings Ltd.	Israel
Manpower Israel Limited	Israel
ManpowerGroup Solutions Language Services	Israel
ManpowerGroup Solutions Ltd.	Israel
MNPM LTD	Israel
Nativ 2 Ltd.	Israel
Telepower Ltd.	Israel
Unison Engineering Projects Ltd.	Israel
Elan Solutions SRL	Italy
Experis Srl	Italy
Jefferson Wells Srl	Italy
Manpower Formazione Srl	Italy
Manpower Italia S.r.l.	Italy
ManpowerGroup Solutions Sales and Marketing S.r.l.	Italy
ManpowerGroup Solutions Sport and Events S.r.l.	Italy
ManpowerGroup Solutions SRL	Italy
Manpower Srl	Italy
Manpower Talent Solution Company s.r.l.	Italy
Experis Executive Co. Ltd.	Japan
Experis Motus Co., Ltd.	Japan
Human Business Associates Co. Ltd.	Japan
JobSupportpower Co. Ltd.	Japan
ManpowerGroup Co. Ltd.	Japan
Pro-Hunt Co., Ltd.	Japan
Manpower Kaz LLC	Kazakhstan
Representative Office of Manpower CIS LLC in Kazakhstan	Kazakhstan
Manpower Korea, Inc.	Korea

ManpowerGroup Korea, Inc.	Korea
Manpower Service Inc.	Korea
Right Management Korea Co. Ltd.	Korea
Representative Office of UAB "Manpower Lit" in Latvia	Latvia
Manpower Lit UAB	Lithuania
Elan IT Resource S.a.r.l.	Luxembourg
Manpower Business Solutions Luxembourg S.A.	Luxembourg
Manpower Luxembourg S.A.	Luxembourg
Right Management Luxembourg SA	Luxembourg
Manpower Services (Macau) Limited	Macau
Agensi Pekerjaan Manpower Recruitment Sdn Bhd	Malaysia
Experis (M) Sdn Bhd	Malaysia
Manpower Business Solutions (M) Sdn Bhd	Malaysia
Manpower Staffing Services (Malaysia) Sdn Bhd	Malaysia
Right Management (Malaysia) Sdn Bhd	Malaysia
Right Management Consultants International Pty Ltd	Malaysia
Agropower, S.A. de C.V.	Mexico
Experis Mexico S.A. de C.V.	Mexico
Factoria Y Manufactura S.A. de C.V.	Mexico
Intelecto Tecnologico, S.A. De C.V.	Mexico
Manpower Corporativo, S.A. de C.V.	Mexico
Manpower Industrial, S. de R.L. de C.V.	Mexico
Manpower Mensajeria, S.A. de C.V.	Mexico
Manpower Professional, S.A. de C.V.	Mexico
Manpower, S.A. de C.V.	Mexico
Nurse.Co de Mexico, S.A. de C.V.	Mexico
Payment Services S.A. de C.V.	Mexico
Right Management S.A. de C.V.	Mexico
Tecnologia Y Manufactura, S.A. de C.V.	Mexico
Manpower Monaco SAM	Monaco
Management Business Services Maroc Sarl	Morocco
Societe Marocaine De Travail Temporaire	Morocco
Experis Ciber B.V.	Netherlands
Experis Nederland B.V.	Netherlands
iJobs B.V.	Netherlands
iSense & … B.V.	Netherlands
iSense Amsterdam B.V.	Netherlands
iSense Beheer B.V.	Netherlands
iSense Consulting B.V.	Netherlands
iSense Contract Beheer B.V.	Netherlands
iSense Corporate Staffing B.V.	Netherlands
iSense Eindhoven B.V.	Netherlands
iSense General Staffing B.V.	Netherlands
iSense Rotterdam B.V.	Netherlands
iSense Utrecht B.V.	Netherlands
Manpower B.V.	Netherlands
Manpower Business Services BV	Netherlands
Manpower Direkt B.V.	Netherlands
Manpower Engineering Industry BV	Netherlands
Manpower Food Industry BV	Netherlands
Manpower Heavy Industry BV	Netherlands
Manpower Logistics BV	Netherlands
Manpower Management B.V.	Netherlands
ManpowerGroup Netherlands B.V.	Netherlands

Manpower Pharmaceuticals & Basic Industry BV	Netherlands
ManpowerGroup Solutions B.V.	Netherlands
Manpower Solutions B.V.	Netherlands
Manpower Special Staffing B.V.	Netherlands
Peak Holding B.V.	Netherlands
Peak IT B.V.	Netherlands
Peak-IT Managed Services B.V.	Netherlands
Right Management Nederland B.V.	Netherlands
Salarisprofs B.V.	Netherlands
Stegmann Nederland BV	Netherlands
Ultrasearch B.V.	Netherlands
Manpower Nouvelle Caledonie Sarl	New Caledonia
Manpower Recrutement Sarl	New Caledonia
Global Career Link Limited	New Zealand
Manpower Services (New Zealand) Ltd.	New Zealand
Manpower Nicaruagua S.A.	Nicaragua
Avan AS	Norway
Ciber Norway AS	Norway
Experis AS	Norway
Experis Staffing Service AS	Norway
Framnaes Installajon A/S	Norway
Manpower AS	Norway
ManpowerGroup Solutions AS	Norway
ManpowerGroup AS	Norway
Manpower Staffing Services AS	Norway
Right Management Norway A/S	Norway
Workshop Bemanning og Kompetanse AS	Norway
Workshop Holding AS	Norway
Right Management Inc.	PA
Manpower Panama S.A.	Panama
ManpowerGroup Panama Pacifico, S.A.	Panama
Staffing Services Panama, S.A.	Panama
Manpower Paraguay S.R.L.	Paraguay
Manpower Peru S.A.	Peru
Manpower Professional Services S.A.	Peru
Right Management Peru S.A.C.	Peru
Manpower Outsourcing Services Inc.	Philippines
HR Hunters Sp.z.o.o.	Poland
ManpowerGroup Polska Sp. z o.o.	Poland
ManpowerGroup Solutions SP. Zo.o.	Poland
Manpower Transactions Sp. z o.o.	Poland
MP Management Sp.z.o.o.	Poland
MP Services Sp. z o.o.	Poland
Right Management Poland	Poland
Stegmann Pers. Sp.Zo.o.	Poland
Stegmann Polska Sp.Zo.o.	Poland
Experis Lda.	Portugal
Manpower Portugal Empresa de Trabalho Temporario S.A.	Portugal
ManpowerGroup Portugal - SGPS, S.A.	Portugal
ManpowerGroup Solutions Lda.	Portugal
Manpower HR SRL	Romania
SC Manpower Romania SRL	Romania
Manpower CIS LLC	Russia
Private Employment Agency Manpower	Russia

Clarendon Parker Arabia	Saudi Arabia
Manpower Business Solutions d.o.o.	Serbia
Manpower LLC Belgrade	Serbia
Experis Technology Solutions Pte. Ltd.	Singapore
Manpower Professional Singapore Pte Ltd	Singapore
Manpower Staffing Services (Singapore) Pte. Ltd.	Singapore
Marks Sattin (Singapore) Pte. Limited	Singapore
Right Management Singapore Pte. Ltd.	Singapore
WDC Consulting Singapore Pte. Ltd.	Singapore
ManpowerGroup Slovensko s.r.o.	Slovakia
Stegman Serv. Slovakis SRO	Slovakia
Manpower d.o.o.	Slovenia
Manpower SA (Pty) Ltd.	South Africa
ByManpower, S.L.U.	Spain
Experis ManpowerGroup S.L.U.	Spain
ManpowerGroup Solutions, S.L.U	Spain
Manpower Team E.T.T., S.A.U.	Spain
Right Management Spain, S.L.U.	Spain
Elan IT Resources AB	Sweden
Experis AB	Sweden
Manpower AB	Sweden
ManpowerGroup AB	Sweden
Manpower EL & Tele AB	Sweden
ManpowerGroup Solutions AB	Sweden
ManpowerGroup Solutions IT AB	Sweden
Manpower Matchning AB	Sweden
Manpower Student AB	Sweden
Right Management Sweden AB	Sweden
Experis AG	Switzerland
M.S.A.	Switzerland
Experis Schweiz AG	Switzerland
Right Management Switzerland AG	Switzerland
Manpower Services (Taiwan) Co., Ltd.	Taiwan
Right Management Consulting Taiwan	Taiwan
Right Management Taiwan Co., Ltd.	Taiwan
HR Power Solution Co., Ltd.	Thailand
Manpower Professional and Executive Recruitment Co., Ltd.	Thailand
Skillpower Services (Thailand) Co. Ltd.	Thailand
Manpower Business Services Tunisie Sarl	Tunisia
Manpower Tunisie International Sarl	Tunisia
Manpower Tunisie Sarl	Tunisia
Manpower Insan Kaynaklari Limited Sirketi	Turkey
Manpower Secme ve Yerlestirme Hizmetleri Limited Sirketi	Turkey
Manpower Middle East FZ-LLC	UAE
Manpower Middle East LLC	UAE
Manpower Ukraine LLC	Ukraine
Representative Office of Manpower CIS LLC in Ukraine	Ukraine
AviationPower UK Ltd.	United Kingdom
Bafin Holdings	United Kingdom
Brook Street (UK) Limited	United Kingdom
Brook Street Bureau PLC	United Kingdom
BS Project Services Limited	United Kingdom
Challoners Limited	United Kingdom
Comsys VMS Limited	United Kingdom

Experis Finance Limited	United Kingdom
Experis Group Limited	United Kingdom
Experis Limited	United Kingdom
Experis Resource Support Services Limited	United Kingdom
Integral Search & Selection Limited	United Kingdom
Jefferson Wells Limited	United Kingdom
Juice Resource Solutions Limited	United Kingdom
Manpower Contract Services Limited	United Kingdom
Manpower Holdings Limited	United Kingdom
Manpower IT Services Limited	United Kingdom
Manpower Nominees Limited	United Kingdom
Manpower Public Limited Company	United Kingdom
Manpower Services Ltd.	United Kingdom
Manpower UK Limited	United Kingdom
Nicholas Andrews Limited	United Kingdom
People Source Consulting Limited	United Kingdom
People Source Limited	United Kingdom
Right Management Limited	United Kingdom
RMC EMEA Ltd.	United Kingdom
SJB Corporate Limited	United Kingdom
SJB Services UK Limited	United Kingdom
Temp Finance & Accounting Service Limited	United Kingdom
The Empower Group Ltd.	United Kingdom
Volaris Exec Recruitment Limited	United Kingdom
777 Recruitment Limited	United Kingdom
Aris Sociedad Anonima	Uruguay
ManpowerGroup Public Sector Inc.	VA
Manpower de Venezuela C.A.	Venezuela
Manpower Empresa de Trabajo Temporal, C.A.	Venezuela
Servicios Alleray, C.A.	Venezuela
Manpower Vietnam Company Ltd.	Vietnam
Right Management Vietnam Company Ltd.	Vietnam
Brook Street Bureau Inc.	WI
Manpower Nominees Inc.	WI
Experis US Inc.	WI
Signature Graphics of Milwaukee, LLC	WI
ManpowerGroup US Inc.	WI
ManpowerGroup Global Inc.	WI
ManpowerGroup Mexico Holdings LLC	WI